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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report
                                October 20, 2005

                        (Date of earliest event reported)

                               QCR Holdings, Inc.
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             (Exact name of Registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

        0-22208                                         42-1397595
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(Commission File Number)                 (I.R.S. Employer Identification Number)

3551 Seventh Street, Suite 204, Moline, Illinois                        61265
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   (Address of principal executive offices)                           (Zip Code)

                                 (309) 736-3580
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.  Results of Operations and Financial Condition

On October 20, 2005, QCR Holdings, Inc. issued a press release announcing the Company's financial results for the third quarter, ended September 30, 2005. The letter is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

          (a)  Exhibits.

               99.1 Press Release dated October 20, 2005

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              QCR HOLDINGS, INC.

Dated:  October 20, 2005                      By: /s/ Todd A. Gipple
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                                                  Todd A. Gipple
                                                  Executive Vice President
                                                  and Chief Financial Officer